UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 27, 2025

PERFECT MOMENT LTD.

(Exact name of registrant as specified in its charter)

Delaware	001-41930	86-1437114
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

244 5th Ave Ste 1219

New York, NY 10001

(Address of principal executive offices, with zip code)

315-615-6156

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	PMNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On August 27, 2025, Perfect Moment Ltd. (the “Company”) entered into a Securities Purchase Agreement (the “Agreement”) with X3 Higher Moment Fund LLC (the “Investor”) to issue and sell (i) 3,172,858 shares (the “Shares”) of common stock, $0.0001 par value per share of the Company (the “Common Stock”) and (ii) a warrant (the “Warrant”) to purchase up to 3,204,908 shares of Common Stock (collectively, the “Securities”). The per share purchase price of the Shares and the Warrant exercise price are each $0.46822, which represents the average closing price of the Common Stock as reported on the NYSE American for the five trading days immediately preceding the signing of the Agreement. The Securities were sold for an aggregate of $1,485,595. The Agreement contains customary representations, warranties and agreements of the Company, customary conditions to closing and obligations of the parties. The Securities were issued pursuant to an exemption from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”) provided in Section 4(a)(2) of the Securities Act.

In connection therewith, the Company and the Investor entered into a Registration Rights Agreement further to which the Company agreed to register the Shares and shares of Common Stock underlying the Warrant.

The foregoing descriptions of the Agreement, Registration Rights Agreement and Warrant do not purport to be complete and are qualified in their entirety by reference to the full text of the Agreement, Registration Rights Agreement, and form of Warrant filed as Exhibit 10.1, Exhibit 10.2 and Exhibit 4.1, respectively, hereto and incorporated by reference herein.

Item 3.02. Unregistered Sales of Equity Securities.

The disclosure regarding the Shares issued to the Investor pursuant to the Agreement as set forth under Item 1.01 of this report is incorporated by reference under this Item 3.02.

Item 7.01 Regulation FD Disclosure

On August 27, 2025, the Company issued a press release announcing the sale of securities referenced in Item 1.01 above and certain loans made by the Company’s Chairman of the Board to the Company as previously disclosed in a prior filing on Form 8-K. A copy of this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information disclosed under this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01 Financial Statements and Exhibits

Exhibits

Exhibit No.	Description
4.1	Form of Warrant
10.1	Securities Purchase Agreement dated August 27, 2025 by and between Perfect Moment Ltd. and X3 Higher Moment Fund LLC
10.2	Registration Rights Agreement dated August 27, 2025 by and between Perfect Moment Ltd. and X3 Higher Moment Fund LLC
99.1	Press release dated August 27, 2025
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 27, 2025	PERFECT MOMENT LTD.

	By:	/s/ Jane Gottschalk
Jane Gottschalk
President